Exhibit 10.2
[Chinese to English translation]

Golden Trust Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment No. 2

Entered by

CDI China, Inc.

(Party A)

And

Yuwei Huang, Xumin Cui

(Party B)

And

Golden Trust Magnesium Industry Co., Ltd.

(Target Company)

And

Baotou Changxin Magnesium Co., Ltd.

June 30, 2012

This amendment no. 2 (the “Amendment No. 2”) was entered by and between the following parties on June 30, 2012 by:

(a)	Party A: CDI China, Inc., a Florida corporation its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“Party A” or “CDII China”);

(b)	Party B: Mr. Yuwei Huang and Xumin Cui (“Party B”), jointly own 27.5% of the total equity of Golden Trust Magnesium Industry Co., Ltd;

(c)
Target Company: Golden Trust Magnesium Industry Co. Ltd., a limited liability company established and existing under the laws of China with its registered address at Loudong Village, Gucheng Town, Xiaoyi City, Shanxi Province, China (hereinafter referred to as “Golden Trust”).

Authorized Representative: Mr. Kong Tung
Occupation: Chairman and Legal Representative
Nationality: Hong Kong

(d)	Baotou Changxin Magnesium Co., Ltd., a limited liability company established and existing under the laws of China with its registered address at Shiguai District Dafa, Baotou, China.

Authorized Representative of CDII: Yuejian Wang
Title: Chief Executive Officer
Nationality: U.S.

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment to the Golden Trust (“Target Company”) 27.5% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011, as amended on January 12, 2012.

I.
The clause regarding the title transfer under Section 5.2 of the Original Agreement is hereby amended to be no later than December 31, 2012. The Parties agree to delete Section 5.2 in Original Agreement and replace it with:

5.2 Title Transfer

When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest no later than December 31, 2012 and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture,  and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). Party B is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party B shall cooperate with Party A in Party B’s efforts to complete a valid transfer of the Acquired Interest.

II.
If there is dispute between this Amendment and the Original Agreement, this Amendment shall prevail. This Amendment shall act as supplementary agreement to the Agreement, and is automatically terminated at the termination of the Agreement.

III.	This Amendment shall have eight copies of the same format, each party holds two copies.

IN WITNESS WHEREOF, the parties signed this agreement dated above.

Party A: CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title:
Nationality: U.S.

Party B:Yuwei Huang and Xumin Cui
Signature: /s/ Yuwei Huang     /s/ Xumin Cui
Printed Name: Yuwei Huang    Xumin Cui
English Name:
Title:
Nationality:

Target Company: Golden Trust Magnesium Industry Co., Ltd.
Signature: /s/ Kong Tung
Printed Name: Kong Tung
English Name:
Title: Chairman and Legal Representative
Nationality: China Hong Kong

Baotou Changxin Magnesium Co., Ltd.
Signature: /s/ James (Yuejian) Wang
Printed Name:  James (Yuejian) Wang
English Name:
Title: Chief Executive Officer
Nationality: U.S.

 Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality: